UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

BrandywineGLOBAL - Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

One Madison Avenue, 17th Floor, New York, NY 10010

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2025

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Annual Report
October 31, 2025

BrandywineGLOBAL —
GLOBAL INCOME
OPPORTUNITIES FUND INC. (BWG)

Managed Distribution Policy: The Fund’s Board of Directors (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.0800 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.
The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.
Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.
What’s inside

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

II

Letter from the president

Dear Shareholder,
We are pleased to provide the annual report of BrandywineGLOBAL — Global Income Opportunities Fund Inc. for the twelve-month reporting period ended October 31, 2025. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.
Special shareholder notices
Effective December 31, 2025, it is anticipated that David F. Hoffman, CFA will step down as a member of the portfolio management team for the Fund. Thereafter, Mr. Hoffman will transition to an advisory role with Brandywine Global Investment Management, LLC (“Brandywine Global”).
Effective July 31, 2025, Paul Mielczarski became a member of the Fund’s portfolio management team. The named portfolio management team responsible for the day-today oversight of the Fund became as follows: David F. Hoffman, Jack P. McIntyre, Brian L. Kloss, Anujeet Sareen, Tracy Chen and Paul Mielczarski.
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA

President and Chief Executive Officer
November 28, 2025

III
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Fund overview
Q. What is the Fund’s investment strategy?
A. The Fund seeks to provide current income as a primary objective. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities. These may include, but are not limited to, sovereign debt of developed and emerging market countries, U.S. and non-U.S. corporate debt, mortgage-backed securities (MBS) and currency exposure. The Fund may manage its currency exposure through the use of futures, forwards and other derivative instruments, for hedging and investment purposes. The Fund’s specific investments will shift as the Fund rotates among countries, credits and currencies to find the most attractive values over time. Under normal market conditions, no more than 55% of the Fund’s managed assets may be rated below investment grade (commonly known as “high yield” or “junk” bonds) by a nationally recognized statistical rating organization or, if unrated, that we determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. In addition, under normal market conditions, at least 40% of the Fund’s managed assets will be invested in non-U.S. countries or currencies. The Fund may use leverage to enhance current income.
In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.
Brandywine Global, the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund. Brandywine Global uses an active, team-based approach to manage its fixed income portfolios. The investment professionals at Brandywine Global who are primarily responsible for development of investment strategy, day-to-day portfolio management and oversight and coordination of the Fund are David F. Hoffman, CFA, Jack P. McIntyre, CFA, Anujeet Sareen, CFA, Brian Kloss, JD, CPA, Tracy Chen, CFA, CAIA and Paul Mielczarski.
Q. What were the overall market conditions for the Fund’s reporting period?
A. Global markets navigated a transition from restrictive policy toward tentative easing against a still-volatile macro and geopolitical backdrop over the reporting period. Into year-end 2024, government bond yields remained elevated, with the U.S. 10-year finishing 2024 around 4.58%, even as the U.S. Federal Reserve (Fed) cut rates in September, November and December, leaving global fixed income on a weak footing but poised for recovery in 2025. Those late-2024 yield moves and early rate reductions framed the period’s opening conditions. Disinflation continued but was uneven, and global growth cooled. Central banks broadened the pivot. The European Central Bank delivered additional 25 basis points cuts in March and June 2025, the Bank of England made its first cut of the cycle in February, while the Bank of Japan raised its policy rate to ~0.5% in January and then held for the remainder of the period. Against this backdrop, bonds rallied, aided by falling developed-market yields and improving inflation dynamics. Equities were volatile, AI-led U.S. megacaps stumbled
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Fund overview (cont’d)
early, but global stocks advanced overall into October, with the weaker dollar, supporting non-U.S. assets and emerging-market outperformance. Commodities echoed the risk narrative. Gold set records and posted its strongest quarter since 1986 as tariffs and policy uncertainty lifted safe-haven demand, while oil prices swung on the mid-June Israel–Iran hostilities. Net-net, the period featured improving financial conditions, supportive for duration and risk assets, offset by episodic drawdowns tied to tariffs, geopolitics, and uneven growth, keeping volatility above pre-pandemic norms.
Q. How did we respond to these changing market conditions?
A. Amid elevated policy and geopolitical uncertainty as the U.S. President took office in January 2025, we shifted to a more tactical posture, emphasizing flexibility and risk management. That approach supported results: the Fund returned 12.44% gross of fees over the November 1, 2024–October 31, 2025 reporting period, significantly outperforming the Bloomberg Global Aggregate Indexi, which returned 5.69%. Entering 2025, we expected rates to trade in a range with the long end of the U.S. curve between 4.5% and 5.0%. As 30-year U.S. Treasury yields tested the upper bound, and as tariff announcements and greater clarity on the U.S. fiscal outlook emerged, we tactically added duration through an overweight to U.S. Treasuries, concentrated at the long end of the yield curve, to capture the subsequent retracement in yields. We also anticipated a convergence in global growth with the U.S. moderating from very high expectations while non-U.S. economies surprised to the upside. In that context, we positioned for relative value across currencies, maintaining overweights to select global currencies and held an underweight to European duration given our view on local rate dynamics. Within emerging markets, we were active in Latin America, where attractive valuations were occasionally masked by headline risk around tariff policy, a selective approach country and curve positioning allowed us to capture high real yields while containing volatility. Overall, the period’s shifting policy backdrop rewarded disciplined, opportunistic positioning across duration and foreign exchange.
Foreign exchange forwards used for hedging and alpha purposes detracted from performance. Interest rate futures and swaps that were used for duration management, hedging, and alpha source in aggregate contributed to performance.
Performance review
For the twelve months ended October 31, 2025, BrandywineGLOBAL — Global Income Opportunities Fund Inc. returned 10.67% based on its net asset value (NAV)ii and 12.83% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Global Aggregate Index, returned 5.69% for the same period.
The Fund has adopted a managed distribution policy (the “Managed Distribution Policy”). Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the policy helps

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the twelve-month period, the Fund made distributions to shareholders totaling $0.96 per share of which $0.14 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2025. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2025
Price Per Share	12-Month Total Return**
$9.15 (NAV)	10.67%†
$8.48 (Market Price)	12.83%‡
All figures represent past performance and are not a guarantee of future results.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Q. What were the leading contributors to performance?
A. Performance was strong over the reporting period, driven by diversified sources of return. High-yield credit was the largest contributor, with issuer selection adding meaningfully even as overall spreads narrowed only modestly. Our emphasis on telecommunications and financial issuers, where balance sheets remained resilient and leverage was disciplined, was especially additive. Sovereign duration also contributed as we identified attractive real yields in select emerging markets and tactically added U.S. Treasury duration as 30-year yields approached 5%, positioning to benefit from the subsequent retracement. Within emerging markets, an overweight to Mexican duration was the single largest sovereign contributor. Mexican real yields rose toward decade-highs and while tariff headlines created bouts of volatility, we anticipated a negotiated path that would limit the ultimate tariff impact, which materialized and helped stabilize local rates. The Fund’s overweight to U.S. agency mortgage-backed securities was another significant tailwind. Strong housing fundamentals supported the sector, and demand increased for high-quality, liquid spread product as rate volatility persisted through the first half of 2025, drawing incremental buyers to agency MBS. In aggregate, performance reflected strong credit selection in high yield, targeted sovereign duration, and a constructive view on agency mortgages, implemented with active risk management amid policy and trade-related uncertainties.
*
For the tax character of distributions paid during the fiscal year ended October 31, 2025, please refer to page 44 of this report.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Fund overview (cont’d)
Q. What were the leading detractors from performance?
A. Detractors were limited over the reporting period, as the Fund delivered strong absolute returns. Within credit, high yield contributed overall, however, a few idiosyncratic positions weighed on performance. Our exposure to New Fortress Energy was the largest single detractor, as refinancing and broader balance-sheet concerns drove elevated volatility and price weakness despite otherwise supportive risk sentiment. In foreign exchange, an overweight to the Canadian dollar detracted after the Bank of Canada moved to cut policy rates, with softer domestic growth signals and tariff-related uncertainty dampening investor appetite. The resulting shift in interest-rate differentials was unfavorable for the Canadian dollar during portions of the period. These headwinds were modest relative to the Fund’s broader sources of return, and we actively managed position sizes to contain drawdowns.
Q. Were there any significant changes to the Fund during the reporting period?
A. During the period, the portfolio was active but finished with only moderate shifts versus where it began. We managed U.S. Treasury duration tactically, adding when yields approached the upper end of our valuation range, which created a meaningful overweight relative to the benchmark. As yields declined late in the third quarter amid softer labor-market signals and waning near-term fiscal concerns, we realized gains and reduced treasury duration, reflecting our view that additional yield compression would likely require a recessionary backdrop. In currencies, we trimmed U.S. dollar exposure through the year on the expectation of a gradual convergence in global growth, yet we ended the period still overweight the dollar versus the benchmark, given limited scope for a sharper near-term decline. We initiated a long position in the Japanese yen to reflect improving domestic inflation dynamics and the Bank of Japan’s gradual policy normalization, though our yen exposure remained modestly underweight relative to the benchmark. We also established an overweight to the South Korean won, supported by attractive valuations and an improving growth outlook. In securitized assets, we maintained exposure to U.S. agency mortgage-backed securities while taking profits as spreads tightened. With elevated coupons and subdued prepayment risk keeping negative convexity manageable, agency MBS offered compelling income and more defensive characteristics than comparable corporate credit. Potential incremental demand from government-sponsored enterprises and banks remains a supportive technical for the sector.
Looking for additional information?
The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XBWGX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Thank you for your investment in the BrandywineGLOBAL — Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

David F. Hoffman, CFA
Portfolio Manager
Brandywine Global Investment
Management, LLC

John (“Jack”) P. McIntyre, CFA
Portfolio Manager
Brandywine Global Investment
Management, LLC

Anujeet Sareen, CFA

Portfolio Manager
Brandywine Global Investment
Management, LLC

Brian Kloss, JD, CPA

Portfolio Manager
Brandywine Global Investment
Management, LLC

Tracy Chen, CFA, CAIA

Portfolio Manager
Brandywine Global Investment
Management, LLC
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Fund overview (cont’d)

Paul Mielczarski

Portfolio Manager
Brandywine Global Investment
Management, LLC
November 17, 2025
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.
The Fund’s investments are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decreases. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk” bonds and are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. Fixed income securities rated C or lower by Moody’s Investor Service, Inc., CCC or lower by Standard & Poor’s Corporation Ratings Group or CC or lower by Fitch Ratings, Inc. or comparably rated by another NRSRO or, if unrated, determined by Brandywine Global to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions which could increase volatility. These risks are magnified in emerging or developing markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund.
The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position, whether caused by the use of derivatives or otherwise, theoretically could be unlimited. The Fund may invest in contingent convertible securities (“CoCos”). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos are subject to risks, such as loss absorption risk (the risk that CoCos’ fully discretionary coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses) and subordination risk (the risk that (i) in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer; and (ii) if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument). The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser. For more information on Fund risks, see Summary of information regarding the Fund - Principal Risk Factors in this report.
Portfolio holdings and breakdowns are as of October 31, 2025, and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 21 for a list and percentage breakdown of the Fund’s holdings.
The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2025, were: sovereign bonds (29.3%), energy (23.3%), collateralized mortgage
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Fund overview (cont’d)
obligations (21.5%), financials (19.4%) and communication services (15.1%). The Fund’s portfolio composition is subject to change at any time.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
i
The Bloomberg Global Aggregate Index is a global investment-grade debt index including treasury, government-related, corporate and securitized fixed-rate bonds.
ii
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the shares of common stock outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
 Important data provider notices and terms available at www.franklintempletondatasources.com.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

30%
20%
10%
0%
As of October 31, 2025
As of October 31, 2024
17.9
13.8
14.3
14.2
13.2
11.8
11.9
19.8
9.2
10.2
8.7
9.4
5.9
2.8
5.4
8.3
3.8
2.3
2.7
2.0
1.0
3.2
1.0
0.0
0.0
0.8
0.0
0.3
5.0
1.1
Sovereign bonds
Energy
Collateralized mortgage obligations
Financials
Communication services
Mortgage-backed securities
Industrials
Consumer discretionary
Materials
Information technology
Consumer staples
Health care
Utilities
Real estate
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of October 31, 2025, and October 31, 2024, and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 10/31/25	10.67%
Five Years Ended 10/31/25	2.17
Ten Years Ended 10/31/25	3.39
Cumulative total returns[1]
10/31/15 through 10/31/25	39.62%

Market Price
Average annual total returns[2]
Twelve Months Ended 10/31/25	12.83%
Five Years Ended 10/31/25	5.72
Ten Years Ended 10/31/25	5.65
Cumulative total returns[2]
10/31/15 through 10/31/25	73.29%
All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.
[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Historical performance
Value of $10,000 invested in
BrandywineGLOBAL — Global Income Opportunities Fund Inc. vs. Bloomberg Global Aggregate Index† — October 2015 - October 2025

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.
†
Hypothetical illustration of $10,000 invested in BrandywineGLOBAL — Global Income Opportunities Fund Inc. on October 31, 2015, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through October 31, 2025. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Global Aggregate Index. The Bloomberg Global Aggregate Index (the “Index”) is an index comprised of several other Bloomberg indices that measure fixed income performance of regions around the world. The Index is unmanaged. Please note that an investor cannot invest directly in an index.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Schedule of investments
October 31, 2025
 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 84.6%
Communication Services — 10.1%
Diversified Telecommunication Services — 1.5%
Level 3 Financing Inc., Secured Notes	4.500%	4/1/30	2,500,000	$2,321,875 (a)(b)
Interactive Media & Services — 4.5%
ANGI Group LLC, Senior Notes	3.875%	8/15/28	2,200,000	2,024,861 (a)(b)
GrubHub Holdings Inc., Senior Secured Notes (6.000% Cash and 7.000% PIK)	13.000%	7/31/30	5,785,000	4,932,233 (a)(c)
Total Interactive Media & Services				6,957,094
Media — 4.1%
Cable One Inc., Senior Notes	4.000%	11/15/30	1,500,000	1,186,928 (a)(b)
Colombia Telecomunicaciones SA ESP, Senior Notes	4.950%	7/17/30	775,000	697,299 (a)(b)
DISH Network Corp., Senior Secured Notes	11.750%	11/15/27	1,000,000	1,053,408 (a)(b)
Getty Images Inc., Senior Secured Notes	10.500%	11/15/30	1,280,000	1,291,776 (a)(b)
Univision Communications Inc., Senior Secured Notes	4.500%	5/1/29	1,000,000	940,769 (a)(b)
Univision Communications Inc., Senior Secured Notes	8.500%	7/31/31	1,000,000	1,023,905 (a)(b)
Total Media				6,194,085

Total Communication Services				15,473,054
Consumer Discretionary — 8.8%
Automobiles — 0.9%
Aston Martin Capital Holdings Ltd., Senior Secured Notes	10.000%	3/31/29	1,500,000	1,335,585 (a)
Hotels, Restaurants & Leisure — 4.8%
Affinity Interactive, Senior Secured Notes	6.875%	12/15/27	3,000,000	1,507,635 (a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	1,000,000	888,630 (a)(b)
GPS Hospitality Holding Co. LLC/GPS Finco Inc., Senior Secured Notes	7.000%	8/15/28	1,225,000	682,416 (a)
Grupo Posadas SAB de CV, Senior Secured Notes, Step bond (7.000% to 12/15/25 then 8.000%)	7.000%	12/30/27	3,000,000	2,997,000 (c)(d)
Resorts World Las Vegas LLC/RWLV Capital Inc., Senior Notes	4.625%	4/16/29	1,500,000	1,355,053 (a)(b)
Total Hotels, Restaurants & Leisure				7,430,734
Household Durables — 1.8%
Dream Finders Homes Inc., Senior Notes	6.875%	9/15/30	2,750,000	2,738,876 (a)(b)
Specialty Retail — 0.8%
Michaels Cos. Inc., Senior Secured Notes	5.250%	5/1/28	1,400,000	1,314,294 (a)(b)
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Textiles, Apparel & Luxury Goods — 0.5%
Saks Global Enterprises LLC, Second Out Senior Secured Notes	11.000%	12/15/29	1,760,000	$774,400 (a)
Saks Global Enterprises LLC, Third Out Senior Secured Notes	11.000%	12/15/29	66,000	15,345 (a)(b)
Total Textiles, Apparel & Luxury Goods				789,745

Total Consumer Discretionary				13,609,234
Consumer Staples — 1.6%
Food Products — 1.6%
Minerva Luxembourg SA, Senior Notes	4.375%	3/18/31	2,630,000	2,427,341 (a)(b)

Energy — 23.3%
Energy Equipment & Services — 1.9%
Constellation Oil Services Holding SA, Senior Secured Notes	9.375%	11/7/29	1,000,000	1,030,000 (a)(b)
Transocean International Ltd., Senior Notes	8.500%	5/15/31	2,000,000	1,987,289 (a)(b)
Total Energy Equipment & Services				3,017,289
Oil, Gas & Consumable Fuels — 21.4%
Diamondback Energy Inc., Senior Notes	6.250%	3/15/53	2,500,000	2,562,341 (b)
Energean Israel Finance Ltd., Senior Secured Notes	5.375%	3/30/28	2,500,000	2,464,062 (a)(d)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	7.750%	2/1/28	2,000,000	2,013,756 (b)
Geopark Ltd., Senior Notes	8.750%	1/31/30	1,980,000	1,871,536 (a)(b)
Leviathan Bond Ltd., Senior Secured Notes	6.500%	6/30/27	4,000,000	4,026,300 (a)(d)
NFE Financing LLC, Senior Secured Notes	12.000%	11/15/29	5,517,986	1,350,216 (a)
PBF Holding Co. LLC/PBF Finance Corp., Senior Notes	7.875%	9/15/30	1,960,000	1,970,553 (a)(b)
Petroleos del Peru SA, Senior Notes	5.625%	6/19/47	2,900,000	2,091,059 (a)(b)
Saturn Oil & Gas Inc., Senior Secured Notes	9.625%	6/15/29	2,644,000	2,677,452 (a)(b)
SierraCol Energy Andina LLC, Senior Notes	6.000%	6/15/28	1,420,000	1,394,263 (a)(b)
Teine Energy Ltd., Senior Notes	6.875%	4/15/29	4,000,000	3,993,615 (a)(b)
Venture Global LNG Inc., Junior Subordinated Notes (9.000% to 9/30/29 then 5 year Treasury Constant Maturity Rate + 5.440%)	9.000%	9/30/29	1,500,000	1,403,439 (a)(b)(e)(f)
Yinson Bergenia Production BV, Senior Secured Notes	8.498%	1/31/45	2,535,000	2,663,800 (a)(b)
See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
October 31, 2025
 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
YPF SA, Senior Notes	8.250%	1/17/34	2,340,000	$2,361,425 (a)
Total Oil, Gas & Consumable Fuels				32,843,817

Total Energy				35,861,106
Financials — 19.4%
Banks — 6.6%
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	5,305,000	6,510,345 (b)
Citigroup Inc., Junior Subordinated Notes (3.875% to 2/18/26 then 5 year Treasury Constant Maturity Rate + 3.417%)	3.875%	2/18/26	2,720,000	2,706,370 (b)(e)(f)
Texas Capital Bancshares Inc., Subordinated Notes (4.000% to 5/6/26 then 5 year Treasury Constant Maturity Rate + 3.150%)	4.000%	5/6/31	1,000,000	983,860 (b)(f)
Total Banks				10,200,575
Capital Markets — 5.1%
BW Real Estate Inc., Senior Notes (9.500% to 3/30/30 then 5 year Treasury Constant Maturity Rate + 5.402%)	9.500%	3/30/30	1,920,000	1,980,242 (a)(b)(e)(f)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	3,500,000	3,926,355 (b)
Jefferies Finance LLC/JFIN Co-Issuer Corp., Senior Secured Notes	6.625%	10/15/31	2,000,000	1,972,236 (a)(b)
Total Capital Markets				7,878,833
Consumer Finance — 4.2%
Ally Financial Inc., Junior Subordinated Notes (4.700% to 5/15/26 then 5 year Treasury Constant Maturity Rate + 3.868%)	4.700%	5/15/26	3,150,000	3,089,506 (b)(e)(f)
PRA Group Inc., Senior Notes	5.000%	10/1/29	3,700,000	3,369,036 (a)(b)
Total Consumer Finance				6,458,542
Financial Services — 3.5%
Azorra Finance Ltd., Senior Notes	7.750%	4/15/30	2,000,000	2,110,104 (a)(b)
Freedom Mortgage Corp., Senior Notes	6.625%	1/15/27	2,500,000	2,507,275 (a)(b)
SGUS LLC, Senior Secured Notes	11.000%	12/15/29	814,000	706,153 (a)(b)
Total Financial Services				5,323,532

Total Financials				29,861,482
Health Care — 1.6%
Health Care Providers & Services — 1.6%
Prime Healthcare Services Inc., Senior Secured Notes	9.375%	9/1/29	2,290,000	2,411,129 (a)(b)
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrials — 9.6%
Aerospace & Defense — 1.7%
Boeing Co., Senior Notes	5.805%	5/1/50	2,620,000	$2,604,629 (b)
Commercial Services & Supplies — 1.7%
Deluxe Corp., Senior Secured Notes	8.125%	9/15/29	2,500,000	2,622,170 (a)(b)
Construction & Engineering — 1.4%
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners Peru S.R.L., Senior Secured Notes	4.050%	4/27/26	300,000	295,748 (a)(b)
Brand Industrial Services Inc., Senior Secured Notes	10.375%	8/1/30	2,000,000	1,926,849 (a)(b)
Total Construction & Engineering				2,222,597
Industrial Conglomerates — 1.5%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Secured Notes	9.750%	1/15/29	2,230,000	2,240,704 (b)
Passenger Airlines — 1.5%
JetBlue Pass-Through Trust, 2019-1 B	8.000%	5/15/29	2,216,931	2,251,413 (b)
Professional Services — 1.8%
Concentrix Corp., Senior Notes	6.850%	8/2/33	2,700,000	2,754,979 (b)

Total Industrials				14,696,492
Information Technology — 4.0%
Communications Equipment — 0.7%
Connect Finco SARL/Connect US Finco LLC, Senior Secured Notes	9.000%	9/15/29	1,000,000	1,060,164 (a)(b)
IT Services — 1.1%
Sabre GLBL Inc., Senior Secured Notes	8.625%	6/1/27	585,000	588,535 (a)
Sabre GLBL Inc., Senior Secured Notes	10.750%	11/15/29	1,256,000	1,197,910 (a)(b)
Total IT Services				1,786,445
Software — 2.2%
Central Parent Inc./CDK Global Inc., Senior Secured Notes	7.250%	6/15/29	2,000,000	1,650,343 (a)(b)
Central Parent LLC/CDK Global II LLC/CDK Financing Co. Inc., Senior Secured Notes	8.000%	6/15/29	2,000,000	1,677,062 (a)(b)
Total Software				3,327,405

Total Information Technology				6,174,014
Materials — 6.2%
Chemicals — 3.3%
Cerdia Finanz GmbH, Senior Secured Notes	9.375%	10/3/31	3,000,000	3,140,440 (a)(b)
Chemours Co., Senior Notes	5.750%	11/15/28	2,000,000	1,918,157 (a)(b)
Total Chemicals				5,058,597
See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
October 31, 2025
 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Metals & Mining — 2.9%
CSN Resources SA, Senior Notes	8.875%	12/5/30	1,270,000	$1,204,119 (a)(b)
First Quantum Minerals Ltd., Senior Notes	8.625%	6/1/31	1,200,000	1,258,255 (a)
First Quantum Minerals Ltd., Senior Notes	7.250%	2/15/34	2,000,000	2,078,592 (a)
Total Metals & Mining				4,540,966

Total Materials				9,599,563
Total Corporate Bonds & Notes (Cost — $132,641,549)				130,113,415
Sovereign Bonds — 29.3%
Argentina — 1.4%
Argentine Republic Government International Bond, Senior Notes, Step bond (0.750% to 7/9/27 then 1.750%)	0.750%	7/9/30	2,720,000	2,230,400
Brazil — 9.5%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/31	70,715,000 BRL	11,558,033
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/35	20,350,000 BRL	3,095,622
Total Brazil				14,653,655
Colombia — 1.6%
Colombia Government International Bond, Senior Notes	8.000%	4/20/33	2,200,000	2,423,740
El Salvador — 1.0%
El Salvador Government International Bond, Senior Notes	7.125%	1/20/50	1,640,000	1,481,647 (a)
Mexico — 12.5%
Mexican Bonos, Bonds	8.000%	11/7/47	170,400,000 MXN	8,004,542
Mexican Bonos, Bonds	8.000%	7/31/53	146,000,000 MXN	6,801,522
Mexican Bonos, Senior Notes	7.750%	11/13/42	94,100,000 MXN	4,372,661
Total Mexico				19,178,725
Uruguay — 3.3%
Uruguay Government International Bond, Senior Notes	8.000%	10/29/35	202,290,000 UYU	5,112,561

Total Sovereign Bonds (Cost — $46,983,243)				45,080,728
Collateralized Mortgage Obligations(g) — 21.5%
Banc of America Merrill Lynch Commercial Mortgage Trust, 2017-BNK3 XA, IO	0.994%	2/15/50	36,904,799	273,084 (f)
BANK, 2017-BNK4 XA, IO	1.325%	5/15/50	3,678,440	52,301 (f)
BX Trust, 2024-VLT4 B (1 mo. Term SOFR + 1.941%)	5.973%	6/15/41	4,480,000	4,485,731 (a)(f)
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations(g) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Credit Risk Trust, 2025-MN10 M2 (30 Day Average SOFR + 2.850%)	7.158%	2/25/45	1,210,000	$1,212,922 (a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5071 IB, IO	4.500%	10/25/48	13,061,719	3,005,061
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-DNA4 M2 (30 Day Average SOFR + 5.250%)	9.433%	5/25/42	2,360,000	2,507,697 (a)(b)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2022-HQA3 M1B (30 Day Average SOFR + 3.550%)	7.733%	8/25/42	500,000	523,163 (a)(b)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Trust, 2023-HQA1 M1A (30 Day Average SOFR + 2.000%)	6.183%	5/25/43	705,293	711,619 (a)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Trust, 2019-DNA2 M2 (30 Day Average SOFR + 2.564%)	6.747%	3/25/49	510,376	517,531 (a)(f)
Federal National Mortgage Association (FNMA) — CAS, 2022-R04 1B1 (30 Day Average SOFR + 5.250%)	9.433%	3/25/42	1,950,000	2,057,565 (a)(b)(f)
Government National Mortgage Association (GNMA), 2020-86 GI, IO	4.000%	6/20/50	13,315,700	2,915,880
Government National Mortgage Association (GNMA), 2021-201 BI, IO	3.000%	11/20/51	25,777,065	4,390,007
Government National Mortgage Association (GNMA), 2022-63 IO, IO, PAC	4.000%	4/20/52	12,252,196	1,918,769
Multifamily CAS Trust, 2023-01 M10 (30 Day Average SOFR + 6.500%)	10.683%	11/25/53	5,000,000	5,655,543 (a)(f)
Wells Fargo Commercial Mortgage Trust, 2021-C61 D	2.500%	11/15/54	2,500,000	1,837,594 (a)
Western Alliance Bank, 2022-CL4 M1 (30 Day Average SOFR + 2.250%)	6.433%	10/25/52	968,872	981,202 (a)(f)

Total Collateralized Mortgage Obligations (Cost — $33,612,437)				33,045,669
See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
October 31, 2025
 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Mortgage-Backed Securities — 14.2%
GNMA — 14.2%
Government National Mortgage Association (GNMA) II (Cost — $21,677,700)	6.000%	10/20/53- 4/20/55	21,415,546	$21,854,165 (b)

Convertible Bonds & Notes — 3.1%
Communication Services — 3.1%
Media — 3.1%
Cable One Inc., Senior Notes	1.125%	3/15/28	2,000,000	1,690,000
EchoStar Corp., Senior Secured Notes (3.875% Cash or 3.875% PIK)	3.875%	11/30/30	1,256,367	3,023,132 (c)

Total Convertible Bonds & Notes (Cost — $3,065,378)				4,713,132
Senior Loans — 2.4%
Communication Services — 1.9%
Wireless Telecommunication Services — 1.9%
Gogo Intermediate Holdings LLC, Initial Term Loan (1 mo. Term SOFR + 3.864%)	7.829%	4/30/28	3,000,000	2,951,790 (f)(h)(i)

Information Technology — 0.5%
Technology Hardware, Storage & Peripherals — 0.5%
Sandisk Corp., Term Loan B (3 mo. Term SOFR + 3.000%)	6.857%	2/20/32	700,000	702,191 (f)(h)(i)

Total Senior Loans (Cost — $3,575,419)				3,653,981
Total Investments before Short-Term Investments (Cost — $241,555,726)				238,461,090
			Shares
Short-Term Investments — 8.1%
Money Market Funds — 4.9%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost — $7,485,304)	3.896%		7,485,304	7,485,304 (j)(k)
			Face Amount†
Sovereign Bonds — 3.2%
Egypt Treasury Bills	26.953%	1/6/26	137,900,000 EGP	2,794,018 (l)
Egypt Treasury Bills	27.140%	1/13/26	91,225,000 EGP	1,839,338 (l)
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
(Percentages shown based on Fund net assets)
Security	Rate		Face Amount†	Value
Sovereign Bonds — continued
Egypt Treasury Bills	27.369%	1/27/26	15,725,000 EGP	$314,015 (l)

Total Sovereign Bonds (Cost — $4,793,073)				4,947,371

Total Short-Term Investments (Cost — $12,278,377)				12,432,675
Total Investments — 163.2% (Cost — $253,834,103)				250,893,765
Mandatory Redeemable Preferred Stock, at Liquidation Value — (16.3)%				(25,000,000)
Other Liabilities in Excess of Other Assets — (46.9)%				(72,182,224)
Total Net Assets Applicable to Common Shareholders — 100.0%				$153,711,541

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.
(d)
Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the
United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security has no maturity date. The date shown represents the next call date.
(f)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)
Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(j)	Rate shown is one-day yield as of the end of the reporting period.
(k)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2025, the total market value of investments in Affiliated
Companies was $7,485,304 and the cost was $7,485,304 (Note 9).

(l)	Rate shown represents yield-to-maturity.

See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Schedule of investments (cont’d)
October 31, 2025
 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
Abbreviation(s) used in this schedule:
BRL	—	Brazilian Real
CAS	—	Connecticut Avenue Securities
EGP	—	Egyptian Pound
IO	—	Interest Only
MXN	—	Mexican Peso
PAC	—	Planned Amortization Class
PIK	—	Payment-In-Kind
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
UYU	—	Uruguayan Peso
At October 31, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	243	12/25	$26,562,602	$26,538,258	$(24,344)
U.S. Treasury 10-Year Notes	232	12/25	26,011,452	26,139,876	128,424
United Kingdom Long Gilt Bonds	65	12/25	7,715,952	7,994,259	278,307
Net unrealized appreciation on open futures contracts					$382,387
At October 31, 2025, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	3,720,000	USD	4,306,838	JPMorgan Chase & Co.	11/5/25	$(17,601)
USD	12,551,383	EUR	10,810,000	JPMorgan Chase & Co.	11/5/25	87,230
EUR	7,090,000	USD	8,151,735	UBS Securities LLC	11/5/25	23,182
KRW	10,300,000,000	USD	7,466,203	Citibank N.A.	11/12/25	(232,646)
JPY	1,480,000,000	USD	10,117,479	Citibank N.A.	1/16/26	(439,246)
USD	4,480,336	BRL	24,550,000	HSBC Securities Inc.	1/28/26	12,021
USD	4,328,808	EUR	3,720,000	JPMorgan Chase & Co.	2/6/26	17,955
USD	9,065,326	MXN	168,800,000	Citibank N.A.	2/13/26	79,235
Net unrealized depreciation on open forward foreign currency contracts						$(469,870)

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

 BrandywineGLOBAL — Global Income Opportunities Fund Inc.
Abbreviation(s) used in this table:
BRL	—	Brazilian Real
EUR	—	Euro
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican Peso
USD	—	United States Dollar

Summary of Investments by Country# (unaudited)
United States	60.7%
Mexico	8.8
Brazil	8.8
Canada	2.7
Israel	2.6
Colombia	2.6
Uruguay	2.0
Argentina	1.8
Zambia	1.3
Germany	1.3
Peru	0.8
El Salvador	0.6
Jersey	0.5
United Kingdom	0.4
Chile	0.1
Short-Term Investments	5.0
100.0%

#	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2025, and are subject to change.
See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Statement of assets and liabilities
October 31, 2025

Assets:
Investments in unaffiliated securities, at value (Cost — $246,348,799)	$243,408,461
Investments in affiliated securities, at value (Cost — $7,485,304)	7,485,304
Foreign currency, at value (Cost — $733,137)	738,599
Cash	43,549
Interest receivable	4,429,566
Deposits with brokers for open futures contracts	658,306
Foreign currency collateral for open futures contracts, at value (Cost — $291,350)	286,931
Deposits with brokers for OTC derivatives	260,000
Unrealized appreciation on forward foreign currency contracts	219,623
Dividends receivable from affiliated investments	35,207
Deposits with brokers	206
Prepaid expenses	18,885
Total Assets	257,584,637
Liabilities:
Loan payable (Note 5)	76,000,000
Mandatory Redeemable Preferred Stock ($10 liquidation value per share; 2,500,000 shares issued and outstanding) (net of deferred offering costs of $67,868) (Note 6)	24,932,132
Distributions payable to Common Shareholders	1,343,347
Unrealized depreciation on forward foreign currency contracts	689,493
Interest and commitment fees payable	313,353
Distributions payable to Mandatory Redeemable Preferred Stockholders	193,116
Investment management fee payable	140,840
Foreign withholding tax payable	35,670
Payable to brokers — net variation margin on open futures contracts	15,789
Directors’ fees payable	1,816
Accrued expenses	207,540
Total Liabilities	103,873,096
Total Net Assets Applicable to Common Shareholders	$153,711,541
Net Assets Applicable to Common Shareholders:
Common stock par value ($0.001 par value; 16,791,836 shares issued and outstanding; 97,500,000 common shares authorized)	$16,792
Paid-in capital in excess of par value	238,149,411
Total distributable earnings (loss)	(84,454,662)
Total Net Assets Applicable to Common Shareholders	$153,711,541
Common Shares Outstanding	16,791,836
Net Asset Value Per Common Share	$9.15
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Statement of operations
For the Year Ended October 31, 2025

Investment Income:
Interest	$21,437,919
Dividends from affiliated investments	228,942
Less: Foreign taxes withheld	(236,930)
Total Investment Income	21,429,931
Expenses:
Interest expense (Note 5)	3,787,267
Investment management fee (Note 2)	2,172,167
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 6)	1,055,807
Legal fees	92,586
Fund accounting fees	85,855
Amortization of preferred stock offering costs (Note 6)	65,267
Audit and tax fees	63,686
Directors’ fees	56,052
Shareholder reports	40,521
Transfer agent fees	35,032
Custody fees	31,686
Rating agency fees	30,126
Commitment fees (Note 5)	13,003
Stock exchange listing fees	12,494
Insurance	1,626
Miscellaneous expenses	33,544
Total Expenses	7,576,719
Less: Fee waivers and/or expense reimbursements (Note 2)	(517,612)
Net Expenses	7,059,107
Net Investment Income	14,370,824
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	1,288,612
Futures contracts	(923,895)
Swap contracts	29,620
Forward foreign currency contracts	(2,042,203)
Foreign currency transactions	(17,033)
Net Realized Loss	(1,664,899)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	1,489,685
Futures contracts	1,832,821
Swap contracts	(13,485)
Forward foreign currency contracts	(590,987)
Foreign currencies	48,543
Change in Net Unrealized Appreciation (Depreciation)	2,766,577
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	1,101,678
Increase in Net Assets Applicable to Common Shareholders From Operations	$15,472,502
See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2025	2024
Operations:
Net investment income	$14,370,824	$14,025,383
Net realized loss	(1,664,899)	(5,792,186)
Change in net unrealized appreciation (depreciation)	2,766,577	21,471,729
Increase in Net Assets Applicable to Common Shareholders From Operations	15,472,502	29,704,926
Distributions to Common Shareholders From (Note 1):
Total distributable earnings	(13,844,287)	(9,653,905)
Return of capital	(2,275,876)	(6,466,258)
Decrease in Net Assets From Distributions to Common Shareholders	(16,120,163)	(16,120,163)
Increase (Decrease) in Net Assets Applicable to Common Shareholders	(647,661)	13,584,763
Net Assets Applicable to Common Shareholders:
Beginning of year	154,359,202	140,774,439
End of year	$153,711,541	$154,359,202
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Statement of cash flows
For the Year Ended October 31, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$15,472,502
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(189,685,058)
Sales of portfolio securities	210,962,642
Net purchases, sales and maturities of short-term investments	(8,367,217)
Net amortization of premium (accretion of discount)	(2,300,958)
Increase in interest receivable	(297,531)
Increase in prepaid expenses	(13,288)
Increase in dividends receivable from affiliated investments	(16,899)
Decrease in receivable for open OTC swap contracts	1,896
Decrease in net premiums received for OTC swap contracts	(21,577)
Decrease in payable for securities purchased	(3,344,826)
Amortization of preferred stock offering costs	65,267
Decrease in investment management fee payable	(6,892)
Decrease in Directors’ fees payable	(1,450)
Increase in interest and commitment fees payable	14,481
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(184,782)
Decrease in payable to brokers — net variation margin on open futures contracts	(78,055)
Increase in foreign withholding tax payable	35,670
Increase in accrued expenses	17,137
Net realized gain on investments	(1,288,612)
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency contracts	(885,213)
Net Cash Provided in Operating Activities*	20,077,237
Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(16,120,163)
Proceeds from loan facility borrowings	25,000,000
Repayment of loan facility borrowings	(10,000,000)
Redemption of Mandatory Redeemable Preferred Stock	(25,000,000)
Net Cash Used by Financing Activities	(26,120,163)
Net Decrease in Cash and Restricted Cash	(6,042,926)
Cash and restricted cash at beginning of year	8,030,517
Cash and restricted cash at end of year	$1,987,591

*	Included in operating expenses is $3,785,789 paid for interest and commitment fees on borrowings and $1,240,589 paid for distributions to Mandatory Redeemable Preferred Stockholders.
See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Statement of cash flows (cont’d)
For the Year Ended October 31, 2025
The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of
Cash Flows.
October 31, 2025
Cash	$782,148
Restricted cash	1,205,443
Total cash and restricted cash shown in the Statement of Cash Flows	$1,987,591
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.
See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31:
	2025[1]	2024[1]	2023[1]	2022[1]	2021[1]
Net asset value, beginning of year	$9.19	$8.38	$8.95	$13.16	$13.35
Income (loss) from operations:
Net investment income	0.86	0.84	0.81	0.79	0.75
Net realized and unrealized gain (loss)	0.06	0.93	(0.38)	(3.93)	(0.00)[2]
Total income (loss) from operations	0.92	1.77	0.43	(3.14)	0.75
Less distributions to common shareholders from:
Net investment income	(0.82)	(0.57)	(0.11)	(0.99)	(0.67)
Return of capital	(0.14)	(0.39)	(0.89)	(0.08)	(0.27)
Total distributions to common shareholders	(0.96)	(0.96)	(1.00)	(1.07)	(0.94)
Net asset value, end of year	$9.15	$9.19	$8.38	$8.95	$13.16
Market price, end of year	$8.48	$8.42	$7.03	$7.83	$12.23
Total return, based on NAV[3,4]	10.67%	21.50%	4.40%	(24.82)%	5.46%
Total return, based on Market Price[5]	12.83%	34.18%	1.71%	(28.37)%	19.70%
Net assets applicable to common shareholders, end of year (millions)	$154	$154	$141	$150	$221
Ratios to average net assets:
Gross expenses	4.96%	5.42%	5.29%	3.47%	2.81%
Net expenses[6,7]	4.62	5.08	5.00	3.27	2.66
Net investment income	9.41	8.92	8.83	7.19	5.40
Portfolio turnover rate	78%	59%	51%	32%	49%
Supplemental data:
Loan Outstanding, End of Year (000s)	$76,000	$61,000	$61,000	$61,000	$60,000
Asset Coverage Ratio for Loan Outstanding[8]	335%	435%	413%	428%	568%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,351	$4,350	$4,127	$4,282	$5,682
Weighted Average Loan (000s)	$74,247	$61,000	$61,000	$66,255	$60,000
Weighted Average Interest Rate on Loan	5.03%	5.96%	5.48%	1.78%	0.79%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Year (000s)	$25,000	$50,000	$50,000	$50,000	$60,000
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[9]	252%	239%	227%	235%	284%
Asset Coverage, per $10 and/or $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[9]	$25	$24	$23	$24	$284,115

See Notes to Financial Statements.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Financial highlights (cont’d)
[1]	Per share amounts have been calculated using the average shares method.
[2]	Amount represents less than $0.005 or greater than $(0.005) per share.
[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[8]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.
[9]
Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements
1. Organization and significant accounting policies
BrandywineGLOBAL — Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$130,113,415	—	$130,113,415
Sovereign Bonds	—	45,080,728	—	45,080,728
Collateralized Mortgage Obligations	—	33,045,669	—	33,045,669
Mortgage-Backed Securities	—	21,854,165	—	21,854,165
Convertible Bonds & Notes	—	4,713,132	—	4,713,132
Senior Loans	—	3,653,981	—	3,653,981
Total Long-Term Investments	—	238,461,090	—	238,461,090
Short-Term Investments†:
Money Market Funds	$7,485,304	—	—	7,485,304
Sovereign Bonds	—	4,947,371	—	4,947,371
Total Short-Term Investments	7,485,304	4,947,371	—	12,432,675
Total Investments	$7,485,304	$243,408,461	—	$250,893,765
Other Financial Instruments:
Futures Contracts††	$406,731	—	—	$406,731
Forward Foreign Currency Contracts††	—	$219,623	—	219,623
Total Other Financial Instruments	$406,731	$219,623	—	$626,354
Total	$7,892,035	$243,628,084	—	$251,520,119
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$24,344	—	—	$24,344
Forward Foreign Currency Contracts††	—	$689,493	—	689,493
Total	$24,344	$689,493	—	$713,837

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2025, the Fund did not hold any credit default swaps to sell protection.
For average notional amounts of swaps held during the year ended October 31, 2025, see Note 4.
Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap, provided that there is no credit event. If the Fund is a seller of protection and a credit event  occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(f) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.
(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of October 31, 2025, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $689,493. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of October 31, 2025, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $260,000, which could be used to reduce the required payment.
(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(m) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination of such amounts. Common shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
net assets (and may constitute a “return of capital”). The Board may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 6 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.
(n) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, credits earned, if any, are recognized as income.
(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2025, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the prior three fiscal years are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$65,266	$(65,266)
(a)
Reclassifications are due to non-deductible offering costs and differences between actual and estimated information for the prior year related to the Fund’s return of capital distribution.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

subadviser. FTFA and Brandywine Global are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. “Managed assets” means net assets plus the amount of any borrowing and assets attributable to any preferred stock that may be outstanding. FTFA delegates to Brandywine Global the day-to-day portfolio management of the Fund. For its services, FTFA pays Brandywine Global a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.
During periods in which the Fund utilizes financial leverage, the fees paid to FTFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.
Effective June 1, 2022, FTFA implemented a voluntary investment management fee waiver of 0.15% that continued until May 31, 2023. Effective June 1, 2023, FTFA implemented a voluntary investment management fee waiver of 0.20% that will continue until June 30, 2026.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waivers”).
During the year ended October 31, 2025, fees waived and/or expenses reimbursed amounted to $517,612, which included an affiliated money market fund waiver of $6,515.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended October 31, 2025, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$144,397,104	$45,287,954
Sales	165,216,517	45,746,125
At October 31, 2025, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$253,926,897	$8,429,144	$(11,462,276)	$(3,033,132)
Futures contracts	—	406,731	(24,344)	382,387
Forward foreign currency contracts	—	219,623	(689,493)	(469,870)
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2025.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$406,731	—	$406,731
Forward foreign currency contracts	—	$219,623	219,623
Total	$406,731	$219,623	$626,354

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$24,344	—	$24,344
Forward foreign currency contracts	—	$689,493	689,493
Total	$24,344	$689,493	$713,837

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2025. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(923,895)	—	—	$(923,895)
Swap contracts	—	—	$29,620	29,620
Forward foreign currency contracts	—	$(2,042,203)	—	(2,042,203)
Total	$(923,895)	$(2,042,203)	$29,620	$(2,936,478)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$1,832,821	—	—	$1,832,821
Swap contracts	—	—	$(13,485)	(13,485)
Forward foreign currency contracts	—	$(590,987)	—	(590,987)
Total	$1,832,821	$(590,987)	$(13,485)	$1,228,349

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

During the year ended October 31, 2025, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Futures contracts (to buy)	$59,942,838
Forward foreign currency contracts (to buy)	32,926,355
Forward foreign currency contracts (to sell)	38,679,169
Average Notional Balance**
Credit default swap contracts (sell protection)†	$1,000,000

*	Based on the average of the market values at each month-end during the period.
**	Based on the average of the notional amounts at each month-end during the period.
†	At October 31, 2025, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2025.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Citibank N.A.	$79,235	$(671,892)	$(592,657)	$260,000	$(332,657)
HSBC Securities Inc.	12,021	—	12,021	—	12,021
JPMorgan Chase & Co.	105,185	(17,601)	87,584	—	87,584
UBS Securities LLC	23,182	—	23,182	—	23,182
Total	$219,623	$(689,493)	$(469,870)	$260,000	$(209,870)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.
[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
The Fund has a Master Margin Loan Agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon (“BNYM”) as lender. The BNYM Credit Agreement provides for borrowings in an aggregate principal amount of up to $100,000,000, subject to the terms and conditions therein. Each loan under the BNYM Credit Agreement constitutes an open commitment by BNYM terminable upon 180 days’ notice by the Fund or BNYM. The Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate is a volume weighted median measure of U.S. dollar funding costs for U.S. based banks calculated using both federal funds transactions and overnight eurodollar time deposits. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% except
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)
that no commitment fee is accrued when the aggregate outstanding balance of the loan is equal to or greater than 75% of the margin loan commitment amount. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The BNYM Credit Agreement contains certain covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the BNYM Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the BNYM Credit Agreement for the year ended October 31, 2025 was $3,787,267. For the year ended October 31, 2025, the Fund incurred commitment fees of $13,003. For the year ended October 31, 2025, the average daily loan balance was $74,246,575 and the weighted average interest rate was 5.03%. At October 31, 2025, the Fund had $76,000,000 of borrowings outstanding.
6. Mandatory redeemable preferred stock
On December 30, 2019, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (”MRPS”). Net proceeds from the offering were used, in part, to refinance leverage provided by redeemed MRPS. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.
On December 23, 2024, the Fund redeemed 2,500,000 shares of Series D MRPS at a liquidation value of $25,000,000 plus any accumulated unpaid dividends.
The table below summarizes the key terms of the MRPS  outstanding at October 31, 2025.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series E	12/30/2026	3.71%	2,500,000	$10	$25,000,000	$24,651,372
The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.
Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.
The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make- whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.
The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.
7. Distributions to common shareholders subsequent to October 31, 2025
The following distributions to common shareholders have been declared by the Fund’s Board and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/24/2025	11/3/2025	$0.0800
11/20/2025	12/1/2025	$0.0800
12/23/2025	12/31/2025	$0.0800
1/23/2026	1/30/2026	$0.0800
2/20/2026	2/27/2026	$0.0800
8. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the years ended October 31, 2025, and October 31, 2024, the Fund did not repurchase any shares.
Since the commencement of the stock repurchase program through October 31, 2025, the Fund repurchased 86,958 shares or 0.41% of its common shares outstanding for a total amount of $1,165,853.
9. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2025. The following transactions were effected in such company for the year ended October 31, 2025.

	Affiliate Value at October 31, 2024	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$161,067,778	161,067,778	$153,582,474	153,582,474
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Notes to financial statements (cont’d)

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2025
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$228,942	—	$7,485,304
10. Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2025	2024
Distributions paid from:
Ordinary income:
Common shareholders	$13,844,287	$9,653,905
Mandatory redeemable preferred shares	1,055,807	1,819,975
Total taxable distributions	$14,900,094	$11,473,880
Return of capital:
Common shareholders	$2,275,876	$6,466,258
Total distributions paid	$17,175,970	$17,940,138
As of October 31, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(79,183,721)
Other book/tax temporary differences(a)	(2,157,588)
Unrealized appreciation (depreciation)(b)	(3,113,353)
Total distributable earnings (loss) — net	$(84,454,662)

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)
Other book/tax temporary differences are attributable due to dividends payable, the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.
11. Recent accounting pronouncement
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact and believes that the adoption of the ASU will not have a material impact on the financial statements.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

12. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Statement of Assets and Liabilities and the Statement of Operations, along with the related Notes to Financial Statements. The Fund’s Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Financial Highlights.
BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Report of independent registered public accounting firm
To the Board of Directors and Shareholders of BrandywineGLOBAL — Global Income Opportunities Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BrandywineGLOBAL — Global Income Opportunities Fund Inc. (the “Fund”) as of October 31, 2025, the related statements of operations and cash flows for the year ended October 31, 2025, the statement of changes in net assets for each of the two years in the period ended October 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2025 and the financial highlights for each of the five years in the period ended October 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025 by correspondence with the custodian, agent bank and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Baltimore, Maryland
December 18, 2025
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

BrandywineGLOBAL — Global Income Opportunities Fund Inc. 2025 Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of BrandywineGLOBAL — Global Income Opportunities Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Brandywine Global Investment Management, LLC (the “Sub-Adviser”), an affiliate of the Manager, with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 8-9, 2025, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Franklin Templeton Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser. The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.
At a meeting held on April 25, 2025, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Adviser participated in this meeting. Following the April 25, 2025 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser pursuant to the Sub-Advisory Agreement.
Board Approval of Management Agreement and Sub-Advisory Agreement
The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Directors considered the Management Agreement and Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Adviser in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreement. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement were in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Adviser, and of the undertakings required of the Manager and Sub-Adviser in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Adviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Adviser and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Adviser’s risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Adviser’s portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Adviser. The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and other fund service providers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreement were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end global income funds classified by Broadridge, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was below the median for the 1-, 3-, 5- and 10-year periods ended December 31, 2024. The Board noted the explanations from the Manager and the Sub-Adviser regarding the Fund’s relative performance versus the Performance Universe for the various periods.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to continue the current voluntary fee waiver of 0.20% through June 30, 2026 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders.
Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable by the Manager to the Sub-Adviser under the Sub-Advisory Agreement in view of the nature, extent and overall quality of the

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

management, investment advisory and other services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was below the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was below the median based on both common share assets and total managed assets, which includes common share and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median based on common share assets and below the median based on total managed assets. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered the Manager’s agreement to continue the Fee Waiver for an additional year.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Adviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.
The Board considered the overall management fee, the fees of the Sub-Adviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fee were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser to the Fund under the Management Agreement and the Sub-Advisory Agreement, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2024 and September 30, 2023. The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Adviser. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Adviser’s profitability and the costs of the Sub-Adviser’s provision of services, the Board did not consider the potential for economies of scale in the Sub-Adviser’s management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreement.
Other Benefits to the Manager and the Sub-Adviser
The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Adviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Adviser, were reasonable.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Additional information (unaudited)
Information about Directors and Officers
The business and affairs of BrandywineGLOBAL — Global Income Opportunities Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Directors†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class III
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute Resolution
Research Center at the Kellogg Graduate School of Business,
Northwestern University (2002 to 2016); formerly, Deputy
General Counsel responsible for western hemisphere matters
for BP PLC (1999 to 2001); Associate General Counsel at Amoco
Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998)
(Amoco merged with British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class I
Term of office[1] and year service began	Since 2011
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	None
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class I
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of American
Securities Opportunity Funds (private equity and credit firm)
(2006 to 2018); formerly, Senior Managing Director of Evercore
Partners Inc. (investment banking) (2001 to 2004); Senior
Managing Director of Joseph Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001); Senior Managing Director of The
Blackstone Group L.P. (private equity and credit firm) (1991 to
1999)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees, Class III
Term of office[1] and year service began	Since 2013
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of Corporate
Directors Board Leadership Fellow (since 2016, with Directorship
Certification since 2019) and NACD 2022 Directorship 100
honoree; Adjunct Professor, Georgetown University Law Center
(since 2021); Adjunct Professor, The University of Chicago Law
School (since 2018); Adjunct Professor, University of Iowa
College of Law (since 2007); formerly, Chief Financial Officer,
Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer,
Houlihan Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director, VALIC Company I (since October 2022); Director of ACV
Auctions Inc. (since 2021); Director of Associated Banc-Corp
(financial services company) (since 2007); formerly, Director of
Hochschild Mining plc (precious metals company) (2016
to 2023); formerly Trustee of AIG Funds and Anchor Series Trust
(2018 to 2021)

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Independent Directors† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class II
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer and
Chief Compliance Officer of Greenbriar Equity Group, LP (2011
to 2021); formerly, Chief Financial Officer and Chief
Administrative Officer of Rent the Runway, Inc. (2011); Executive
Vice President and Chief Financial Officer of AOL LLC, a
subsidiary of Time Warner Inc. (2007 to 2009); Member of the
Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP (since 2025);
Director of Birkenstock Holding plc (since 2023); Director of The
India Fund, Inc. (since 2016); formerly, Director of Aberdeen
Income Credit Strategies Fund (2017 to 2018); and Director of
The Asia Tigers Fund, Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Director and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee, Class III
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years	Chairman of University of Sydney USA Foundation (since 2020); Director of the Radio Workshop US, Inc. (since 2023)
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Independent Directors† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class II
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership and
Corporate Governance, Georgetown Law; and Professor of
Management, McDonough School of Business (since 2018);
formerly, Associate Dean for Strategy, Georgetown Law (2020
to 2023); National Association of Corporate Directors Board
Faculty Member (since 2021); formerly, a Member of the Board of Governors of FINRA (2016 to 2022)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	21
Other board memberships held by Director during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE Futures
Exchange, and CBOE SEF, Director (since 2022); Advisory Board
Member of Foundation Press (academic book publisher)
(since 2019); Chair of DirectWomen Board Institute (since 2019);
formerly, Member of DirectWomen Board (nonprofit) (2007
to 2022)

Interested Director and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Director, President and Chief Executive Officer, Class II
Term of office[1] and year service began	Since 2015
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); Trustee of Putnam Family of Funds consisting of 105 portfolios; President and Chief Executive Officer of FTFA (since 2015); formerly, Senior
Managing Director (2018 to 2020) and Managing Director (2016
to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and
Senior Vice President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Director (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Director during the past five years	None

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2020
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton (since 2020);
Managing Director of Legg Mason & Co. (2006 to 2020); Director
of Compliance, Legg Mason Office of the Chief Compliance
Officer (2006 to 2020); formerly, Chief Compliance Officer of
Legg Mason Global Asset Allocation (prior to 2014); Chief
Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve
Funds (investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and broker-
dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2023
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton (since 2020);
Secretary and Chief Legal Officer (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); formerly, Managing Director (2016
to 2020) and Associate General Counsel of Legg Mason & Co.
(2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2022
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and Assistant
Secretary of certain funds in the Franklin Templeton fund
complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered
investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005
to 2020)

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Additional information (unaudited) (cont’d)
Information about Directors and Officers
Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2019
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and Principal
Financial Officer (since 2019) of certain funds associated with
Legg Mason & Co. or its affiliates; formerly, Managing
Director (2020), Director (2015 to 2020), and Vice President (2011
to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2011
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton (since 2020);
Senior Vice President of certain funds associated with Legg
Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of
LMAS and LMFAM (since 2015); formerly, Managing Director of
Legg Mason & Co. (2005 to 2020); and Senior Vice President of
LMFAM (2013 to 2015)

†Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2027, year 2026 and year 2027, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:
 (a) hold themselves out to investors as related companies for purposes of investment and investor services; or
 (b) have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA and certain of its affiliates.
Daniel P. Cronin and Paolo M. Cucchi resigned from the Board effective December 31, 2024.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Annual chief executive officer and
principal financial officer certifications (unaudited)
The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited)
Investment Objectives
The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.
Principal Investment Policies and Strategies
The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets (as defined herein) in global fixed-income securities. These may include, but are not limited to, sovereign debt of developed and emerging market countries, U.S. and non-U.S. corporate debt, mortgage-backed securities and currency exposure. The Fund may manage its currency exposure through the use of futures, forwards and other derivative instruments for hedging and investment purposes. The Fund’s specific investments will shift as the Fund rotates among countries, credits and currencies to find the most attractive values over time. Under normal market conditions, no more than 55% of the Fund’s Managed Assets may be rated below investment grade (commonly known as “high-yield” or “junk”) by a nationally recognized statistical rating organization or non-rated securities determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. Moreover, the Fund will not invest more than 10% of its Managed Assets in CCC or below rated securities, including non-rated securities determined to be of comparable quality by Brandywine.
In addition, under normal market conditions, at least 40% of the Fund’s Managed Assets will be invested in non-U.S. countries or currencies.
The Fund may also invest up to 20% of its Managed Assets in common or preferred stocks of U.S. and non-U.S. issuers.
Furthermore, the Fund may invest up to 20% of its Managed Assets in non-agency residential and commercial mortgage backed securities. The Fund will not invest more than 15% of its Managed Assets in non-agency residential and commercial mortgage backed securities that are rated below investment grade. The Fund will not invest in collateralized loan obligations or collateralized debt obligations.
The Fund may invest up to 20% of its Managed Assets in securities that, at the time of investment, are considered illiquid securities.
With respect to corporate bonds in the Fund, no more than 5% of the Fund’s Managed Assets may be invested in any one issuer of such bonds.
The Fund may use currency derivative instruments to gain exposure to or hedge its exposure to non-U.S. currency. The Fund may also use derivative instruments to gain exposure to or hedge its exposure to fixed-income securities primarily through the use of credit default swaps but may also use other derivative instruments. The Fund may invest without
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof. Under normal market conditions, the notional value of the Fund’s derivatives will not exceed 100% of the Fund’s Managed Assets when used to hedge the U.S. dollar, 65% of the Fund’s Managed Assets when resulting in non-U.S. dollar currency exposure and 25% of the Fund’s Managed Assets for non-currency derivatives.
The Fund may enter into various interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into, among other things, fixed-for-floating rate swaps in the same currency, fixed-for-floating rate swaps in different currencies, floating-for-floating rate swaps in the same currency, floating-for-floating rate swaps in different currencies, or fixed-for-fixed rate swaps in different currencies. The Fund may enter into total return swaps. The Fund may enter into these transactions to hedge the value of the Fund’s portfolio to seek to increase its return, to preserve a return or spread on a particular investment or portion of its portfolio, or for investment purposes.
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time.
The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act.
The Fund may invest in securities of other investment companies to the extent that these investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act. The Fund may also invest in securities of private funds that rely on exceptions from the definition of investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act, structured finance vehicles or other entities not traditionally considered pooled investment vehicles, and companies that rely on the exceptions from the definition of investment company under Section 3(c)(5)(A) or (B) of the 1940 Act. The Fund may invest in portfolio affiliates of the Fund within the meaning of, and in reliance on, Rules 17a-6 and 17d-1(d)(5) under the 1940 Act. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when Brandywine Global believes that share prices of other investment companies offer attractive values. In general, under the 1940 Act, an investment company may not (i) own more than 3% of the outstanding voting securities of any one registered investment company, (ii) invest more than 5% of its total assets in the securities of any single registered investment company or (iii) invest more than 10% of its total assets in securities of other registered investment companies (the “3-5-10% Limitations”). The Fund may rely on certain exemptions to exceed the 3-5-10% Limitations when investing in another registered investment company (including money market funds)

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

or business development company. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.
Principal Risk Factors
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. Your Common Stock at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in the Common Stock represents an indirect investment in the fixed income securities and other investments owned by the Fund, most of which could be purchased directly. The value of the Fund’s portfolio securities may move up or down, sometimes rapidly and unpredictably. At any point in time, your Common Stock may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Below Investment Grade (High-Yield or Junk Bond) Securities Risk.  Under normal market conditions, no more than 55% of the Fund’s Managed Assets may be rated below investment grade, which include securities that, at the time of investment, are rated Ba1 or lower by Moody’s, BB+ or lower by S&P, or BB+ or lower by Fitch (commonly known as “high-yield” or “junk”), by a nationally recognized NRSRO or determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Non-U.S. Government, or Sovereign, Debt Securities Risk.  The Fund invests in non-U.S. government, or sovereign, debt securities. Non-U.S. government, or sovereign, debt securities involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the Fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Fixed Income Securities Risk.  In addition to the risks described elsewhere in this section with respect to valuations and liquidity, fixed income securities, including high-yield securities, are also subject to certain risks, including:
•
 Issuer Risk.  The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
•
 Interest Rate Risk.  The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the
Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.
•
 Prepayment Risk.  During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to stockholders. This is known as prepayment or “call” risk. Debt securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price
(typically greater than par) only if certain prescribed conditions are met. An issuer may choose to redeem a debt security if, for example, the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
•
 Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s Common Stock price, its distributions or its overall return.
Credit Risk.  If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly.  The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
Foreign Securities and Emerging Markets Risk.  A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.
The risks of foreign investment are greater for investments in emerging markets. The Fund considers an investment to be in an emerging market if the local currency long-term debt rating assigned by all NRSROs to debt issued by that country is below A-. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.
Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.
Derivatives Risk. The Fund may utilize a variety of derivative instruments for hedging and investment purposes. Derivative instruments include options contracts, derivative instruments related to currencies, forward contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value at risk (VaR) based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund may invest in repurchase agreements for leverage or investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Fund’s Board of Directors that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by Brandywine. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.
Leverage Risk.  The Fund may utilize leverage in an amount up to 33 1/3% of the Fund’s Managed Assets through Borrowings and 50% of the Fund’s Managed Assets through the issuance of Preferred Stock. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Reverse Repurchase Agreements Risk. The Fund’s use of reverse repurchase agreements is a form of leverage and therefore involves many of the same risks involved in the Fund’s use of leverage described above, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities sold by the Fund in the reverse repurchase agreement may decline below the price at which the Fund remains obligated to repurchase such securities. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, the Fund’s NAV will decline, and, in some cases, the Fund may be worse off than if it had not used such instruments.
Liquidity Risk. The Fund may invest up to 20% of its Managed Assets in Illiquid Securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.
Distressed Investment Risk. The Fund intends to invest in distressed investments including non-performing and sub-performing agency and non-agency residential MBS and commercial MBS, many of which are not publicly traded and which may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If Brandywine’s evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment. Certain categories MBS have been referred to by the financial media as “toxic assets.” If the market continues to view such assets as impaired over the life of the Fund, the Fund may not be able to dispose of such assets or dispose of them at a good return.
Mortgage-Backed or Mortgage-Related Securities Risk.  To the extent the Fund invests in mortgage-backed or mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the Fund may have especially volatile prices and may have a

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

disproportionate effect on the Fund’s share price. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.
Credit Risk Associated with Originators and Servicers of Residential and Commercial Mortgage Loans. A number of originators and servicers of residential and commercial mortgage loans, including some of the largest originators and servicers in the residential and commercial mortgage loan market, have experienced serious financial difficulties, including some that are now subject to federal insolvency proceedings. These difficulties have resulted from many factors, including increased competition among originators for borrowers, decreased originations by such originators of mortgage loans and increased delinquencies and defaults on such mortgage loans, as well as from increases in claims for repurchases of mortgage loans previously sold by them under agreements that require repurchase in the event of breaches of representations regarding loan quality and characteristics. Furthermore, the inability of the originator to repurchase such mortgage loans in the event of loan representation breaches or the servicer to repurchase such mortgage loans upon a breach of its servicing obligations also may affect the performance of related RMBS. Many of these originators and servicers are very highly leveraged. These difficulties may also increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt, thereby increasing both the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of non-agency RMBS and subordinated security holders.
Subprime Mortgage Market Risk. The Fund may acquire non-agency RMBS backed by collateral pools of mortgage loans that have been originated using underwriting standards that are less restrictive than those used in underwriting “prime mortgage loans” and “Alt-A mortgage loans.” These lower standards include mortgage loans made to borrowers having imperfect or impaired credit histories, mortgage loans where the amount of the loan at origination is 80% or more of the value of the mortgage property, mortgage loans made to borrowers with low credit scores, mortgage loans made to borrowers who have other debt that represents a large portion of their income and mortgage loans made to borrowers whose income is not required to be disclosed or verified. Due to economic conditions, including increased interest rates and lower home prices, as well as aggressive lending practices, subprime mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, and they are likely to continue to experience delinquency, foreclosure, bankruptcy and loss rates that are higher, and that may be substantially higher, than those experienced by mortgage loans underwritten in a more traditional manner. Thus, because of the higher delinquency rates and losses associated
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
with subprime mortgage loans, the performance of non-agency RMBS backed by subprime mortgage loans that the Fund may acquire could be correspondingly adversely affected, which could adversely impact the Fund’s results of operations, financial condition and business.
Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. Brandywine and each individual portfolio manager may not be successful in selecting the best performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities. FTFA, Brandywine and their affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. FTFA, Brandywine and their affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Subject to the requirements of the 1940 Act, FTFA, Brandywine and their affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither FTFA, Brandywine nor their affiliates are under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, FTFA, Brandywine and their affiliates may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates or and other accounts achieve profits on their trading for proprietary or other accounts. FTFA, Brandywine have adopted policies and procedures designed to address potential conflicts of interests.
Government Intervention in Financial Markets Risk. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. Brandywine will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.
Market Price Discount from Net Asset Value Risk.  Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of their Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock. Because the market price of the Common Stock will be determined by factors such as relative supply of and demand for the Common Stock in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Stock will trade at, above or below net asset value or at, above or below the initial public offering price. The Fund’s Common Stock is designed primarily for long-term investors and you should not view the Fund as a vehicle for trading purposes.
Non-Diversification Risk.  The Fund is classified as “non-diversified” under the 1940 Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the special tax treatment available to “regulated investment companies” under Subchapter M of the Code, and thus intends to satisfy the diversification requirements of Subchapter M, including the less stringent diversification requirement that applies to the percent of its total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.
Anti-Takeover Provisions Risk.  The Charter and Bylaws of the Fund include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of providing current income. The Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”).
In determining to opt in to the MCSAA, the Board considered its fiduciary obligations to the Fund. In particular, the Board considered whether the interests of a short-term professional investor seeking to arbitrage the Fund’s market price would be consistent with the interests of Common Stockholders that invested in the Fund due to its investment objective of total return with an emphasis on income. In order to seek to allow the Fund to achieve its investment objective for those long-term Common Stockholders, the Board determined that it would be in the best interests of the Fund to opt in to the MCSAA. In making this decision, the Board considered a decision in the U.S. District Court for the District of Maryland, which had the effect of allowing a closed-end fund organized in Maryland to remain opted in to the MCSAA notwithstanding a counterclaim alleging that the fund’s decision to opt in to the MCSAA violated Section18(i) of the 1940 Act. A recent decision by
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
the U.S. District Court for the Southern District of New York, however, held that certain Funds that opted into the MCSAA violated Section18(i) of the 1940 Act. The decision has been affirmed by the U.S. Court of Appeals for the Second Circuit. These decisions are incompatible with the prior decision in Maryland federal court that allowed a registered closed-end fund organized as a Maryland corporation to remain opted into the MCSAA, resulting in a circuit split on the issue. There is a risk that a court could follow the reasoning of the New York federal court, as opposed to the decision of the Maryland federal court, when determining whether a closed-end fund organized in Maryland can opt in to the MCSAA.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities.  For example, the United States has imposed tariffs and

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China.  Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. The U.S. Treasury Department has authority to issue regulations that would exclude non-U.S. currency gains from qualifying income if such gains are not directly related to a fund’s business of investing in stock or securities. Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
Credit Crisis Liquidity and Volatility Risk.   The markets for credit instruments, including fixed income securities, have experienced periods of extreme illiquidity and volatility.  General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have also resulted in significant valuation uncertainties in a variety of debt securities, including certain fixed income securities.  These conditions resulted, and in many cases continue to result in greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. During times of reduced market liquidity, the Fund may not be able to sell securities readily at prices reflecting the values at which the securities are carried on the Fund’s books. Sales of large blocks of securities by market participants, such as the Fund, that are seeking liquidity can further reduce security prices in an illiquid market. These market conditions may make valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or decreases in its holdings.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares.
Common Stock Risk. The Fund may invest in common stocks and may hold common stocks which result from a corporate restructuring or stock conversion. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.
Preferred Stock Risk.   The Fund may invest in preferred stock. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of current yield, like bonds. However, because they are equity securities, preferred stock provides equity ownership of a company, and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks.
Short Sales Risk.  To the extent the Fund makes use of short sales for investment and/or risk management purposes, the Fund may be subject to risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. If the Fund engages in short sales, it will segregate liquid assets, enter into offsetting transactions, own positions covering its obligations or otherwise cover such obligations; however, such segregation and cover requirements will not limit or offset losses on related positions. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
Risk of Short Economic Exposure Through Derivatives.  The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position using derivatives theoretically could be unlimited.
Counterparty Risk.  Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Structured Notes and Related Instruments Risk.   The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Inflation/Deflation Risk.   Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be worth less when repaid. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.
When-Issued and Delayed-Delivery Transactions Risk.   The Fund may purchase fixed income securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed- delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed- delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.
Portfolio Turnover Risk.   Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate may result in increased transaction costs for the Fund in the form of increased dealer spreads and other transactional costs, which may have an adverse impact on the Fund’s performance. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. A high portfolio turnover may increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s stockholders. The portfolio turnover rate of the Fund will vary from year to year, as well as within a given year.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Temporary Defensive Strategies Risk.   When Brandywine anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in obligations of the U.S. government, its agencies or instrumentalities; other investment grade debt securities; investment grade commercial paper; certificates of deposit and bankers’ acceptances; repurchase agreements with respect to any of the foregoing investments or any other fixed income securities that Brandywine considers consistent with this strategy. To the extent that the Fund invests defensively, it may not achieve its investment objectives.
Rating Agency Risk.  Credit ratings are issued by rating agencies which are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, in recent years there have been instances in which the initial rating assigned by a rating agency to a security failed to take account of adverse economic developments which subsequently occurred, leading to losses that were not anticipated based on the initial rating. To the extent that the issuer of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. The ratings of a debt security may change over time. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.
Managed Distribution Risk.   Under a managed distribution policy, the Fund would intend to make monthly distributions to stockholders at a fixed rate per share of Common Stock or a fixed percentage of net asset value that may include periodic distributions of long-term capital gains. Under a managed distribution policy, if, for any monthly distribution, ordinary income (that is, net investment income and any net short-term capital gain) and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s previously accumulated earnings and profits or cash generated from the sale of Fund assets. If, for any fiscal year, the total distributions exceeded ordinary income and net realized capital gains (the “Excess”), the Excess would represent a return of capital that decreases the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. The Excess, if any, as a return of capital should not be considered income or a return on investment. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Although the Fund does not intend to issue senior securities, if the Fund were to issue senior securities and not be in compliance with the asset coverage requirements of
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Summary of information regarding the Fund (unaudited) (cont’d)
the 1940 Act, the Fund would be required to suspend the managed distribution policy. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice will accompany each monthly distribution disclosing the sources of the distribution.
Operational risk.  The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the SEC on March 27,

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

2012. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.
Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.

Important tax information (unaudited)
By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.
The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.
The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2025:

	Pursuant to:	Amount Reported
Qualified Net Interest Income (QII)	§871(k)(1)(C)	$7,917,827
Section 163(j) Interest Earned	§163(j)	$21,319,803
Interest Earned from Federal Obligations	Note (1)	$229,074
Note (1) - The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

BrandywineGLOBAL —
Global Income Opportunities Fund Inc.
Directors
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
BrandywineGLOBAL — Global Income Opportunities Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadviser
Brandywine Global Investment
Management, LLC
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
BWG

BrandywineGLOBAL — Global Income Opportunities Fund Inc.
BrandywineGLOBAL — Global Income Opportunities Fund Inc.
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of BrandywineGLOBAL — Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
90884-A 12/25

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possess the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2024 and October 31, 2025 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $58,699 in October 31, 2024 and $59,286 in October 31, 2025.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2024 and $0 in October 31, 2025.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $11,000 in October 31, 2024 and $11,000 in October 31, 2025. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $0 in October 31, 2024 and $0 in October 31, 2025.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period were $229,399 in October 31, 2024 and $229,399 in October 31, 2025.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo*

Eileen A. Kamerick

Nisha Kumar

Peter Mason*

Hillary A. Sale*

* Effective November 15, 2024, Ms. Sale and Messrs. Grillo and Mason became members of the Audit Committee.

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Brandywine Global Investment Management, LLC

Proxy Voting

Responsibility to Vote Proxies

As an investment adviser, Brandywine Global owes its clients a duty of care and loyalty with respect to services undertaken on their behalf, including proxy voting. Rule 206(4)-6 under the Investment Advisers Act of 1940 requires an investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies in the best interest of its clients.

Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global votes proxies for each client account for which the client has specifically delegated to Brandywine Global the power to vote proxies in the applicable investment management agreement or other written document, or in instances where the client has assigned Brandywine Global investment discretion over their account. Brandywine Global also votes proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the applicable investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to the inception of each client account, Brandywine Global will determine whether it has proxy voting authority over such account. In instances where the client has retained proxy voting responsibility, Brandywine Global will have no involvement in the proxy voting process for that client.

General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder value and to protect shareholder interests.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of a client’s investment. As part of its fiduciary duty, Brandywine Global does consider environmental, social, and governance issues that may impact the value of an investment, through introducing opportunity or by creating risk, or both.

How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is no stated position set forth in Appendix A, Brandywine Global votes on a case-by-case basis in accordance with the General Principles.

The general guidelines set forth in Appendix A are not binding on Brandywine Global, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded based on an assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of client accounts. Different portfolio management teams within Brandywine Global may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with certain services, including but not limited to, information or recommendations with regard to proxy votes or other administrative support. Brandywine Global is not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information or recommendations with regard to proxy votes, Brandywine Global will periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise as a result of the firm’s business or as a result of an employee’s personal relationships or circumstances.

A.	Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

2.	Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.

B.	Procedures for Assessing Materiality of Conflicts of Interest

1.	All potential conflicts of interest identified must be brought to the attention of the Investment Committee for resolution.

2.	The Investment Committee determines whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee will be maintained.

3.	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C.	Procedures for Addressing Material Conflicts of Interest

1.	With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b. below, if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee will determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination will be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

b.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote; or

c.	such other method as is deemed appropriate given the particular facts and circumstances.

2.	A written record of the method used to resolve a material conflict of interest will be maintained.

Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A.	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global may consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.	Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Proxy Voting-Related Disclosures

A.	Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees will not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees may not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer. Prior approval is not required in instances where Brandywine Global discloses directly to representatives of an issuer how Brandywine Global intends to vote a proxy so long as the disclosure is made solely to representatives of the issuer and Brandywine Global believes that the disclosure is in the best interests of its clients.

If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

B.	Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global will promptly provide the client with such requested information in writing.

Brandywine Global will deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.	Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

Proxy Engagement and Certain Non-Proxy Voting Matters

Brandywine Global may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on a company’s proxy statement from time to time, if and to the extent that Brandywine Global determines that doing so is consistent with law and applicable general fiduciary principles. A company or shareholder may also seek to engage with Brandywine Global in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain proposals.

Absent a specific contrary written agreement with a client or other legal obligation, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client accounts, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global will maintain the following records relating to proxy voting:

A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;

C.	a record of each vote cast by Brandywine Global on behalf of a client;

D.	documentation relating to the identification and resolution of conflicts of interest;

E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records will be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also will maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global will maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request.

Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A

Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global generally follows when voting proxies for securities held in client accounts. One or more portfolio management teams may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the duty to act solely in the best interest of client accounts holding the applicable security.

I.	Compensation

A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B.	We vote for employee stock purchase programs.

C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles.

D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.	We vote against attempts to increase incentive stock options available if they are excessive, either in total or for one individual.

F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.	We vote for measures that give shareholders a vote on executive compensation.

II.	Governance

A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.	Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).

B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.	Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS*	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
David F. Hoffman	2012	Co-lead portfolio manager for Brandywine’s global fixed-income and related strategies. He joined Brandywine in 1995. Previously, Mr. Hoffman was president of Hoffman Capital, a global financial futures investment firm (1991-1995); head of fixed income investments at Columbus Circle Investors (1983-1990); senior vice president and portfolio manager at INA Capital Management (1979-1982), and fixed income portfolio manager at Provident National Bank (1975-1979). Mr. Hoffman is a CFA charterholder and earned a B.A. in Art History from Williams College. He is a member of the firm’s Executive Board, currently serving as the Board’s chair.

Jack P. McIntyre	2012	As portfolio manager and senior research analyst for the Firm’s Global Fixed Income and related strategies, Jack provides valuable analytical and strategic insight. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Jack is a CFA charterholder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Brian L. Kloss	2012	Portfolio manager for Brandywine’s fixed income group, with a concentration in high yield securities. He joined Brandywine in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). He earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Anujeet Sareen	2017	Portfolio manager for Brandywine’s Global Fixed Income and related strategies. He joined Brandywine Global Investment Management, LLC in 2016. Prior to joining Brandywine Global, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management. Mr. Sareen has 22 years of investment industry experience. Mr. Sareen is a CFA® charterholder and earned a B.A. in Computer Science from Brown University.

Tracy Chen	2016	As a portfolio manager and head of structured credit, Tracy is responsible for conducting credit analysis on mortgage-backed and other structured securities, with special emphasis on collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs), and other structured products. She also monitors and analyzes the investment merits of global corporate debt issues. She joined Brandywine Global Investment Management, LLC in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as director of the fixed income valuation group (2006-2008), GMAC Mortgage Group as a mortgage pricing analyst (2003-2006), Deloitte Consulting as a senior corporate strategy consultant (2001-2003), and J&A Securities Ltd. in Shenzhen, China as an international corporate finance associate (1995-1999). Tracy earned an MBA with a concentration in Finance from Kenan-Flagler Business School at the University of North Carolina, an M.A. in American Studies from Sichuan University in Chengdu, China, and a B.A. in English for Scientific Purposes from University of Electronic Science & Technology of China in Chengdu, China. Tracy is a CFA® charterholder and earned the Chartered Alternative Investment Analyst (CAIA) charter in 2010.

Paul Mielczarski	2025	Portfolio manager for Brandywine’s Global Fixed Income and related strategies. Mr. Mielczarski is Head of Global Macro Strategy. He is responsible for providing proprietary global macroeconomic research to support our Global Fixed Income team’s investment process. Prior to joining the Firm in 2023, he served as Director of Portfolio Strategy for two years at Ontario Teachers’ Pension Plan after working for five years as a portfolio manager (2015-2022). Paul was also a global macro portfolio manager at Graham Capital (2011-2015) and Medley Macro Fund (2008-2011). Paul started his career at Credit Suisse where he worked both as a global macro strategist and a fixed income and FX proprietary trader (1999-2008). Paul earned a B.S. in Economics from Monash University in Melbourne, Australia.

*	The address for each portfolio manager is Brandywine, 2929 Arch Street, Philadelphia, Pennsylvania 19104, unless otherwise indicated.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2025.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Other Accounts Managed	# of Other Accounts	Total Assets	# with Performance Fee	Total Assets with Performance Fee
David F. Hoffman	Other Registered Investment Companies	3	$1.25 billion	None	None
	Other Pooled Vehicles	24	$3.77 billion	1	$0.08 billion
	Other Accounts	31	$19.27 billion	7	$7.79 billion
John P. McIntyre	Other Registered Investment Companies	11	$3.61 billion	None	None
	Other Pooled Vehicles	45	$10.35 billion	2	$0.26 billion
	Other Accounts	49	$24.08 billion	8	$8.71 billion
Brian Kloss	Other Registered Investment Companies	11	$3.61 billion	None	None
	Other Pooled Vehicles	44	$10.42 billion	2	$0.26 billion
	Other Accounts	50	$23.69 billion	8	$8.71 billion
Anjujeet Sareen	Other Registered Investment Companies	11	$3.61 billion	None	None
	Other Pooled Vehicles	45	$10.35 billion	2	$0.26 billion
	Other Accounts	49	$24.08 billion	8	$8.71 billion
Tracy Chen	Other Registered Investment Companies	11	$3.61 billion	None	None

	Other Pooled Vehicles	44	$10.42 billion	2	$0.26 billion
	Other Accounts	50	$23.69 billion	8	$8.71 billion
Paul Mielczarski	Other Registered Investment Companies	9	$3.06 billion	None	None
	Other Pooled Vehicles	30	$5.38 billion	1	$0.08 billion
	Other Accounts	45	$22.22 billion	7	$7.79 billion

(a)(3): Portfolio Manager Compensation (As of October 31, 2025):

Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of October 31, 2025.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
David F. Hoffman	A
Jack P. McIntyre	A
Brian L. Kloss	A
Anjujeet Sareen	A
Tracy Chen	A
Paul Mielczarski	A

The table below identifies the dollar range of securities beneficially owned by the named investment

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

BrandywineGLOBAL - Global Income Opportunities Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 29, 2025

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 29, 2025